Subsequent Events:	6 Months Ended
Jun. 30, 2018
Subsequent Events
Subsequent Events:

12. Subsequent Events:

(a) Second quarter of 2018 common units cash distribution: On July 2, 2018, the Partnership’s Board of Directors unanimously approved a cash distribution on the Partnership’s common units in respect of the second quarter of 2018 of $0.25 per common unit. The second quarter common unit cash distribution amounted to $8.9 million and was paid on July 19, 2018, to all common unitholders of record as of July 12, 2018.

(b) Quarterly Series A Preferred units cash distribution: On July 19, 2018, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from May 12, 2018 to August 11, 2018. The cash distribution is expected to be paid on August 13, 2018, to all Series A preferred unitholders of record as of August 5, 2018.